July 1, 1997

               DELAWARE GROUP EQUITY FUNDS V, INC.
                           VALUE FUND

        Supplement to Prospectuses dated January 29, 1997


     The following revises the portfolio manager information in the section of the Prospectus entitled Management of the Fund:

     Christopher S. Beck, Vice President/Senior Portfolio Manager of Value Fund ("Fund"), assumed primary responsibility for making day-to-day investment decisions for the Fund in May 1997. Mr. Beck has been in the investment business for 16 years, starting with Wilmington Trust in 1981. Later, he became Director of Research at Cypress Capital Management in Wilmington and Chief Investment Officer of the University of Delaware Endowment Fund. Prior to joining the Delaware Group in May 1997, he managed the small cap value fund for two years at Pitcairn Trust Company. He holds a B.S. from the University of Delaware, an M.B.A. from Lehigh University and is a CFA charterholder.

     In making investment decisions for the Fund, Mr. Beck regularly consults with Wayne A. Stork, Richard G. Unruh, Jr. and Andrea Giles. Mr. Stork, Chairman of Delaware Management Company, Inc. and Delaware Group Equity Funds V, Inc.'s ("Equity Funds V, Inc.") Board of Directors, is a graduate of Brown University and attended New York University's Graduate School of Business Administration. Mr. Stork joined the Delaware Group in 1962 and has served in various executive capacities at different times within the Delaware organization. A graduate of Brown University, Mr. Unruh received his MBA from the University of Pennsylvania's Wharton School and joined the Delaware Group in 1982 after 19 years of investment management experience with Kidder, Peabody & Co. Inc. Mr. Unruh was named an Executive Vice President of Equity Funds V, Inc. in 1994. He is also a member of the Board of Delaware Management Company, Inc. and was named an Executive Vice President of Delaware Management Company, Inc. in 1994. Andrea Giles, Research Analyst for the Fund, holds a BSAD from the Massachusetts Institute of Technology and an MBA in Finance from Columbia University. Prior to joining the Delaware Group in 1996, she was an account officer in the Leveraged Capital Group with Citibank.








                          July 1, 1997

              DELAWARE GROUP EQUITY FUNDS II, INC.
                         BLUE CHIP FUND
                          QUANTUM FUND

       Supplement to Prospectuses dated February 24, 1997

The following replaces the first sentence in the section of the Prospectus entitled Dividends and Distributions:

     Delaware Group Equity Funds II, Inc. currently intends to make annual payments from Blue Chip Fund's and Quantum Fund's net investment income.






































                          July 1, 1997

                DELAWARE GROUP PREMIUM FUND, INC.
                   INTERNATIONAL EQUITY SERIES



The following revises information in the section of the Prospectus entitled Expenses under Management of the Fund:

     Effective July 1, 1997, the annual expense cap for the International Equity Series has been increased to 0.95%. This expense cap will be in effect through December 31, 1997.









































                          July 1, 1997

                DELAWARE GROUP PREMIUM FUND, INC.
                   INTERNATIONAL EQUITY SERIES
                          VALUE SERIES
                  CONVERTIBLE SECURITIES SERIES

          Supplement to Prospectuses dated May 1, 1997


The following revises information in the section of the Prospectus entitled Management of the Fund:

     Delaware Management Company, Inc. ("Manager") serves as investment manager to the Convertible Securities Series ("Series"). Baback Zenouzi, currently a Vice President/Portfolio Manager of Delaware Group Premium Fund, Inc. ("Fund"), has primary responsibility for making day-to-day investment decisions for this Series. Mr. Zenouzi holds a BS in Finance and Economics from Babson College in Wellesley, Massachusetts, and an MS in Finance from Boston College. Prior to joining the Manager in 1992, he was with The Boston Company where he held the positions of assistant vice president, senior financial analyst, financial analyst and portfolio accountant.

     Christopher S. Beck, a Vice President/Senior Portfolio Manager of the Fund, assumed primary responsibility for making day-to-day investment decisions for the Value Series ("Series") in May 1997. Mr. Beck has been in the investment business for 16 years, starting with Wilmington Trust in 1981. Later, he became Director of Research at Cypress Capital Management in Wilmington and Chief Investment Officer of the University of Delaware Endowment Fund. Prior to joining the Delaware Group in May 1997, he managed the small cap value fund for two years at Pitcairn Trust Company. He holds a B.S. from the University of Delaware, an M.B.A. from Lehigh University and is a CFA charterholder.

     In making investment decisions for the respective Series, Mr. Zenouzi and Mr. Beck regularly consult with Wayne A. Stork and Richard G. Unruh, Jr. Mr. Stork, Chairman of the Board of Directors of the Manager and the Fund, is a graduate of Brown University and attended New York University's Graduate School of Business Administration. Mr. Stork joined the Delaware Group in 1962 and has served in various executive capacities at different times within the Delaware organization. A graduate of Brown University, Mr. Unruh received his MBA from the University of Pennsylvania's Wharton School and joined the Delaware Group in 1982 after 19 years of investment management experience with Kidder, Peabody & Co. Inc. Mr. Unruh was named an Executive Vice President of the Fund in 1994. He is also a member of the Board of the Manager and was named an Executive Vice President of the Manager in 1994. Mr. Beck also consults with Andrea Giles. Ms. Giles, Research Analyst for the Fund, holds a BSAD from the Massachusetts Institute of Technology and an MBA in Finance from Columbia University. Prior to joining the Delaware Group in 1996, she was an account officer in the Leveraged Capital Group with Citibank.

The following revises information in the section of the Prospectus entitled Expenses under Management of the Fund:

     Effective July 1, 1997, the annual expense cap for the International Equity Series has been increased to 0.95%. This expense cap as well as the expense caps stated in the Prospectus for the other series of the Fund will be in effect through December 31, 1997.